SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

Wells Fargo Advantage Large Cap Core Fund (the “Fund”)

Effective immediately, John R. Campbell, CFA is added as a Portfolio Manager for the Fund. A biographical description for Mr. Campbell is included among the Golden Capital Management, LLC (“Golden Capital”) Portfolio Manager biographies listed for the Fund as follows:

“Mr. Campbell joined Golden Capital in 2006, where he currently serves as Chief Investment Officer and Portfolio Manager.”

            The Management of Other Accounts and Beneficial Ownership in the Funds tables in the section entitled “Portfolio Managers” in the Fund’s Statement of Additional Information is amended to add the following information:

John R. Campbell, CFA[1]	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$2.92B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	60
	Total Assets Managed	$20.49M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1 Mr. Campbell became portfolio manager of the Fund in March 2015. The information presented in this table is as of February 28, 2015, at which time he was not a manager of the Fund.

Portfolio Manager	Fund	Beneficial Ownership
John R. Campbell, CFA	Large Cap Core Fund	$0

March 27, 2015                                                                                                                                   LCR035/P101SP